EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Richard M. Cohen, Chief Financial Officer of Newtown Lane Marketing, Incorporated, a Delaware corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Amendment to the Annual Report on Form 10-KSB/A for the year ended March 31, 2007 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

      (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 7, 2007                                    /s/ Richard M. Cohen
                                                         -----------------------
                                                         Richard M. Cohen
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.